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                                                                    Exhibit 23.1


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of The Timberland Company on Form S-8 of our reports dated January 31, 2001, appearing in or incorporated by reference into the Annual Report on Form 10-K of The Timberland Company and its subsidiaries for the year ended December 31, 2000.

/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 19, 2001